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                                                                   Exhibit 10.15

                               AMENDMENT NO. 2 TO
               THE 1996 LONG TERM INCENTIVE PLAN FOR NON-EMPLOYEE
                     DIRECTORS OF THE COOPER COMPANIES, INC.

               WHEREAS, The Cooper Companies, Inc. (the "Company") has adopted The 1996 Long Term Incentive Plan for Non-Employee Directors of The Cooper Companies, Inc. (the "Plan"); and

               WHEREAS, Section 11 of the Plan permits the Board of Directors of the Company to amend the Plan, subject to certain limitations; and

               WHEREAS, the Board of Directors of the Company desires to amend the Plan in certain respects;

               NOW, THEREFORE, the Plan is hereby amended as follows:

               FIRST: The first two paragraphs of Section 7 of the Plan are hereby amended by deleting the number "3,333," wherever it appears, and by inserting the number "5,000" in its stead, and by deleting the number "4,167," wherever it appears, and by inserting the number "6,250" in its stead.

               SECOND: Paragraph (c) of Section 7 of the Plan is hereby amended by deleting the number "30%," where it appears, and by inserting the number "20%" in its stead.

               THIRD: The provisions of Paragraphs First and Second hereof shall be effective as of October 29, 1997.

               FOURTH: Except to the extent herein above set forth, the Plan shall remain in full force and effect.

               IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Amendment No. 2 to the Plan to be executed by a duly authorized officer of the Company as of October 29, 1997.

                                        THE COOPER COMPANIES, INC.

                                        By: /s/ Carol R. Kaufman
                                           -------------------------------------
                                        Title: Vice President of Legal Affairs
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